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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 21, 2006
                                                        -----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-51584               04-3510455
         --------                       -------               ----------
(State or other jurisdiction of        (Commission           (IRS Employer
         incorporation)                File Number)         Identification No.)

         24 North Street, Pittsfield, Massachusetts         01201
         ------------------------------------------         ------
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             ------------------------------------------------------------------
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
             -------------------------------------------------------------
             CERTAIN OFFICERS.
             ----------------

     (b) On November 21, 2006, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company of Berkshire Bank (the "Bank"), announced the resignation of Wayne F. Patenaude as Senior Vice President and Chief Financial Officer of the Company and the Bank, effective December 1, 2006. In connection with Mr. Patenaude's departure, the Company has entered into a severance agreement with Mr. Patenaude, which provides for his availability as needed for an interim period.

     (c) Also on November 21, 2006, the Company and Bank announced that John S. Millet has been appointed interim Chief Financial Officer of the Company and Bank, effective December 1, 2006. Mr. Millet, a certified public accountant, is currently serving as Senior Vice President and Controller of the Bank. Mr. Millet, age 41, joined the Company and the Bank in May 2005, where he has overseen development of strategic risk management and profitability measurement policies and systems. Previously, Mr. Millet was President of GTL, Inc., a health care telecommunications company located in Pittsfield, Massachusetts, since 1998. In his 17-year career as a certified public accountant, Mr. Millet has also worked in public accounting and as a financial consultant to Fortune 50 companies.

              Mr. Millet will serve in the capacity of interim Chief Financial Officer until a permanent replacement is selected for the position. The Company intends to conduct an extensive search for qualified individuals to serve as chief financial officer, including candidates within and outside of the organization.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BERKSHIRE HILLS BANCORP, INC.


Dated:    November 21, 2006              By: /s/ Michael P. Daly
                                             -----------------------------------
                                             Michael P. Daly
                                             PRESIDENT & CHIEF EXECUTIVE OFFICER